UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026

Traws Pharma, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Penns Trail Newtown, PA 18940
(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	TRAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2026, Traws Pharma, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a related Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of October 23, 2026, with Roth Principal Investments, LLC (“Roth Principal Investments”). Upon the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right, in its sole discretion, to sell to Roth Principal Investments up to $50,000,000 (the “Total Commitment”) in aggregate gross purchase price of newly issued shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to certain conditions and limitations contained in the Purchase Agreement, from time to time during the term of the Purchase Agreement. Sales of Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to Roth Principal Investments under the Purchase Agreement.

Upon the initial satisfaction of each of the conditions to Roth Principal Investments’ purchase obligation set forth in the Purchase Agreement (the initial satisfaction of such conditions, the “Commencement”, and the date on which the Commencement occurs, the “Commencement Date”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by Roth Principal Investments of shares of Common Stock issuable to it by the Company under the Purchase Agreement, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement (the “Registration Statement”), is declared effective by the SEC, the Company will have the right, but not the obligation, from time to time in its sole discretion during the period beginning on the Commencement Date and ending on the first day of the month next following the 36-month anniversary of the Commencement Date (unless the Purchase Agreement is earlier terminated), to direct Roth Principal Investments to purchase up to a specified maximum amount of shares of Common Stock, in one or more Market Open Purchases, Intraday Purchases, Pre-Market Purchases, Post-Market Purchases and/or Block Purchases (each, as defined below, and together, “Purchases”), by timely delivering written notice to Roth Principal Investments for each such Purchase in accordance with the Purchase Agreement on any trading day selected by the Company as the purchase date therefor (the “Purchase Date”), so long as (i) the closing sale price of the Common Stock on the trading day immediately prior to such Purchase Date (or, in the case of a Post-Market Purchase or Block Purchase, on such Purchase Date) is not less than $0.10 (the “Threshold Price”), and (ii) all shares of Common Stock subject to all prior Purchases effected by the Company under the Purchase Agreement on or before the trading day immediately preceding such Purchase Date have been received by Roth Principal Investments at such time and in the manner set forth in the Purchase Agreement. Following any stock split, reverse stock split or similar transaction, the Threshold Price will equal the lower of the proportionately adjusted price and $1.00. The Company may not deliver any purchase notice while it is in possession of material non-public information or during certain blackout periods specified in the Purchase Agreement.

Market Open Purchases

The purchase price of the shares of Common Stock that the Company elects to sell to Roth Principal Investments in a Purchase pursuant to a timely delivered written notice in accordance with the Purchase Agreement prior to 9:20 a.m., New York City time, on the Purchase Date (a “Market Open Purchase”) will be equal to 94.0% of the volume weighted average price of the Common Stock (“VWAP”) during the period (the “Market Open Purchase Valuation Period”) beginning at 9:30:01 a.m., New York City time (or such later time publicly announced by The Nasdaq Stock Market LLC (“Nasdaq”) as the official open of the regular trading session), on the applicable Purchase Date and ending at the earliest to occur of (i) 3:59 p.m., New York City time, or such earlier time publicly announced as the official close of the regular trading session, (ii) such time during such regular trading session that the trading volume threshold calculated in accordance with the Purchase Agreement is reached, and (iii) if the Company further specifies in the applicable purchase notice for such Market Open Purchase that a “limit order discontinue election” shall apply to such Market Open Purchase, such time the trading price of the Common Stock on the Nasdaq Capital Market during such Market Open Purchase Valuation Period falls below the applicable minimum price threshold determined in accordance with the Purchase Agreement (which, if not specified by the Company, will equal 75.0% of the closing sale price of the Common Stock on the trading day immediately prior to the applicable Purchase Date) (i.e., a fixed 6.0% discount to the VWAP for such Market Open Purchase Valuation Period). The number of shares purchased in a Market Open Purchase may not exceed the lesser of (a) two million shares of Common Stock and (b) up to 25.0% of the total volume of Common Stock traded on Nasdaq during the applicable Market Open Purchase Valuation Period.

Intraday Purchases

In addition to the Market Open Purchases described above, after the Commencement, the Company will also have the right, but not the obligation (subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement), to direct Roth Principal Investments to purchase, on any trading day that would qualify as a Purchase Date on which the Company may elect to effect a Market Open Purchase, whether or not a Market Open Purchase is effected by the Company on such trading day, a specified number of shares of Common Stock, not to exceed certain limitations set forth in the Purchase Agreement that are similar to those applicable to Market Open Purchases (each, an “Intraday Purchase”), by timely delivering an irrevocable written notice of such Intraday Purchase to Roth Principal Investments after 9:40 a.m., New York City time (and after the Market Open Purchase Valuation Period for any earlier Market Open Purchase and the Intraday Purchase Valuation Period (defined below) for the most recent prior Intraday Purchase effected on the same Purchase Date, if applicable, have ended), and prior to the earlier of 3:30 p.m., New York City time, and thirty minutes prior to any earlier publicly announced official close of the regular trading session, on such Purchase Date.

The per share purchase price for the shares of Common Stock that the Company elects to sell to Roth Principal Investments in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a Market Open Purchase (including the same 6.0% discount to the applicable VWAP used to calculate the per share purchase price for a Market Open Purchase, as described above), provided that the VWAP for each Intraday Purchase effected on a Purchase Date will be calculated over different purchase valuation periods during the regular trading session on the Nasdaq Capital Market on such Purchase Date than the Market Open Purchase Valuation Period applicable to a Market Open Purchase effected on such Purchase Date (if any), each of which will commence and end at different times on such Purchase Date and will not overlap with any other purchase valuation period on such Purchase Date (each, an “Intraday Purchase Valuation Period”).

Pre-Market Purchases

In addition to the Market Open Purchases and Intraday Purchases described above, after the Commencement, the Company will also have the right, but not the obligation (subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement), to direct Roth Principal Investments to purchase, on any trading day that would qualify as a Purchase Date on which the Company may elect to effect a Market Open Purchase, whether or not a Market Open Purchase is effected by the Company on such trading day, a specified number of shares of Common Stock, not to exceed the lesser of one million shares of Common Stock and up to 20.0% of the total volume of Common Stock traded on Nasdaq during the applicable Pre-Market Purchase Valuation Period (as defined below), and certain other limitations set forth in the Purchase Agreement (each, a “Pre-Market Purchase”), by timely delivering an irrevocable written notice of such Pre-Market Purchase to Roth Principal Investments prior to 9:10 a.m., New York City time, on such Purchase Date.

The per share purchase price for the shares of Common Stock that the Company elects to sell to Roth Principal Investments in a Pre-Market Purchase pursuant to the Purchase Agreement, if any, will be equal to 94.0% of the VWAP (i.e., a fixed 6.0% discount to the applicable VWAP), calculated in a similar manner as in the case of a Market Open Purchase, provided that the VWAP for each Pre-Market Purchase will be calculated over a purchase valuation period during the pre-market trading session on the Nasdaq Capital Market on such Purchase Date, beginning at 7:00 a.m., New York City time, or such later time that Roth Principal Investments’ confirmed receipt of the applicable notice, and ending at the earliest of 9:20 a.m., New York City time, on such Purchase Date, the time the applicable volume threshold is reached and, if applicable, the time the trading price falls below the applicable minimum price threshold (each, a “Pre-Market Purchase Valuation Period”).

Post-Market Purchases

In addition to the Market Open Purchases, Intraday Purchases and Pre-Market Purchases described above, after the Commencement, the Company will also have the right, but not the obligation (subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement), to direct Roth Principal Investments to purchase, on any trading day that would qualify as a Purchase Date on which the Company may elect to effect a Market Open Purchase, whether or not a Market Open Purchase is effected by the Company on such trading day, a specified number of shares of Common Stock, not to exceed the lesser of one million shares of Common Stock and up to 20.0% of the total volume of Common Stock traded on Nasdaq during the applicable Post-Market Purchase Valuation Period (as defined below), and certain other limitations set forth in the Purchase Agreement (each, a “Post-Market Purchase”), by timely delivering an irrevocable written notice of such Post-Market Purchase to Roth Principal Investments at or after 4:05 p.m., New York City time, and prior to 5:00 p.m., New York City time, on such Purchase Date.

The per share purchase price for the shares of Common Stock that the Company elects to sell to Roth Principal Investments in a Post-Market Purchase pursuant to the Purchase Agreement, if any, will be equal to 94.0% of the VWAP (i.e., a fixed 6.0% discount to the applicable VWAP), calculated in a similar manner as in the case of a Market Open Purchase, provided that the VWAP for each Post-Market Purchase will be calculated over a purchase valuation period during the post-market trading session on the Nasdaq Capital Market on such Purchase Date, beginning at 4:05 p.m., New York City time, or such later time upon Roth Principal Investments’ confirmed receipt of the applicable notice, and ending at the earliest of 6:00 p.m., New York City time, on such Purchase Date, the time the applicable volume threshold is reached and, if applicable, the time the trading price falls below the applicable minimum price threshold (each, a “Post-Market Purchase Valuation Period,” and together with the Market Open Purchase Valuation Period, Intraday Purchase Valuation Period and Pre-Market Purchase Valuation Period, the “Valuation Period”).

Block Purchases

In addition, after the Commencement, with Roth Principal Investments’ prior written consent on the applicable Purchase Date and subject to the continued satisfaction of the purchase conditions contained in the Purchase Agreement, the Company will have the right, but not the obligation, to direct Roth Principal Investments to purchase a specified number of shares of Common Stock not to exceed 100% of the total volume of Common Stock traded on Nasdaq during the regular trading session on such Purchase Date (each, a “Block Purchase”), by timely delivering an irrevocable written notice of such Block Purchase to Roth Principal Investments at or after 4:05 p.m., New York City time, and prior to 4:30 p.m., New York City time, on such Purchase Date. The per share purchase price for shares of Common Stock sold in a Block Purchase will be equal to 94.0% of the closing sale price of the Common Stock on Nasdaq on the applicable Purchase Date.

There is no upper limit on the price per share that Roth Principal Investments could be obligated to pay for the Common Stock the Company may elect to sell to it in any Purchase under the Purchase Agreement. The purchase price per share of Common Stock that the Company may elect to sell to Roth Principal Investments in a Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Valuation Period for such Purchase.

The Company will control the timing and amount of any sales of Common Stock to Roth Principal Investments that it may elect, in its sole discretion, to effect from time to time from and after the Commencement Date and during the term of the Purchase Agreement. Actual sales of shares of Common Stock to Roth Principal Investments under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Common Stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

Under the applicable Nasdaq rules, in no event may the Company issue to Roth Principal Investments under the Purchase Agreement more than 3,072,118 shares of Common Stock, which number of shares is equal to 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (i) the Company obtains stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (ii) the average price per share paid by Roth Principal Investments for all of the shares of Common Stock that the Company directs Roth Principal Investments to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds the Base Price (which is equal to the Minimum Price of $0.3663 (representing the lower of (a) the Nasdaq official closing price of the Common Stock on the trading day immediately preceding the date of the Purchase Agreement and (b) the average Nasdaq official closing price of the Common Stock for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, as adjusted in accordance with applicable Nasdaq rules), plus an adjustment amount of $0 per share), in which case the Exchange Cap limitation will not apply to issuances and sales of Common Stock pursuant to the Purchase Agreement for so long as such average price equals or exceeds the Base Price.

In addition, the Company may not issue or sell any shares of Common Stock to Roth Principal Investments under the Purchase Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by Roth Principal Investments and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 thereunder), would result in Roth Principal Investments beneficially owning more than 4.99% of the outstanding shares of Common Stock.

The net proceeds from sales of Common Stock by the Company to Roth Principal Investments under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares of Common Stock to Roth Principal Investments under the Purchase Agreement. To the extent the Company elects to sell shares of Common Stock to Roth Principal Investments under the Purchase Agreement from and after the Commencement Date, the Company currently plans to use any net proceeds therefrom for the development of its product candidates, working capital and general corporate purposes.

There are no rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement. However, the Purchase Agreement prohibits the Company (with certain limited exceptions) from entering into specified “Variable Rate Transactions” (as such term is defined in the Purchase Agreement) during the term of the Purchase Agreement. Such transactions include, among others, the issuance of securities with a conversion, exercise or exchange price that is based upon or varies with the trading price of the Common Stock after the date of issuance or is subject to reset, or the Company effecting or entering into an agreement to effect an “equity line of credit,” “at the market offering” or other continuous offering, in which the Company may offer, issue or sell Common Stock or Common Stock equivalents at a future determined price. The foregoing restriction is subject to certain limited “Exempt Issuance” exceptions set forth in the Purchase Agreement, including issuances in any “at the market offering” program of the Company in effect on the date of the Purchase Agreement. In addition, from the date of the Purchase Agreement until the date on which the initial Registration Statement is declared effective by the SEC, the Company may not, without Roth Principal Investments’ consent, offer, sell or otherwise dispose of Common Stock or Common Stock equivalents, subject to customary exceptions (including issuances in strategic transactions not exceeding 5% of the Company’s outstanding shares of Common Stock as of the date of the Purchase Agreement).

Roth Principal Investments has agreed that from the date of the Purchase Agreement through the trading day following its expiration or termination, none of Roth Principal Investments, any of its officers, or any entity managed or controlled by Roth Principal Investments, will enter into or effect, directly or indirectly, either for Roth Principal Investments’ own principal account or for the principal account of any such entity managed or controlled by Roth Principal Investments, any short sale (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or any hedging transaction, which establishes a net short position with respect to the Common Stock, provided that Roth Principal Investments may sell “long” any shares it has purchased and may sell a number of shares equal to the number of shares it is unconditionally obligated to purchase under any pending purchase notice but has not yet received.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 36-month anniversary of the Commencement Date, (ii) the date on which Roth Principal Investments shall have purchased from the Company under the Purchase Agreement shares of Common Stock for an aggregate gross purchase price equal to the Total Commitment, (iii) the date on which the Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement for a period of one trading day, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such 30th trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of its creditors.

The Company has the right to terminate the Purchase Agreement at any time after the Commencement Date, effective upon five trading days’ prior written notice to Roth Principal Investments. The Company will not incur any termination penalty. The Company’s right to terminate is also subject to its having paid all amounts of legal fee reimbursements then required to be paid to Roth Principal Investments. The Company and Roth Principal Investments may also agree to terminate the Purchase Agreement by mutual written consent, provided that no termination of the Purchase Agreement will become effective prior to the fifth trading day following the settlement of any pending Purchase. Neither the Company nor Roth Principal Investments may assign or transfer any of their respective rights or obligations under the Purchase Agreement or the Registration Rights Agreement, and no provision of the Purchase Agreement or the Registration Rights Agreement may be modified or waived by the Company or Roth Principal Investments from and after the date that is one trading day immediately preceding the date on which the initial Registration Statement is first filed with the SEC.

In addition, the Company agreed to pay or cause to be paid (a) $50,000 for fees required to be paid to Compass Point (as defined below) as the qualified independent underwriter in the offering to be registered under the Registration Statement and (b) $100,000 ($25,000 of which was paid prior to the date of the Purchase Agreement) as reimbursement for the reasonable and documented fees and disbursements of Roth Principal Investments’ legal counsel. The Company also agreed to reimburse Roth Principal Investments up to $7,500 per fiscal quarter for the reasonable fees and disbursements of Roth Principal Investments’ legal counsel in connection with its ongoing due diligence and review of quarterly and annual bring-down deliverables as contemplated by the Purchase Agreement. If the VWAP applicable to any Purchase is less than $1.00, Roth Principal Investments will also deduct from the purchase price otherwise payable to the Company clearing costs equal to $0.0015 per share purchased. The Company is also responsible for the filing fee payable to the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the FINRA Rule 5110 filing relating to the transactions contemplated by the Purchase Agreement.

Compass Point Research & Trading LLC, a registered broker-dealer and FINRA member (“Compass Point”), has been engaged to be the qualified independent underwriter in connection with the offering to be registered under the Registration Statement and, in such capacity, participate in the preparation of the Registration Statement and exercise the usual standards of “due diligence” with respect thereto, in order for such offering to be in full compliance with the applicable rules and regulations of FINRA, including FINRA Rule 5121.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The shares of Common Stock that may be issued pursuant to the Purchase Agreement will be issued without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

This Current Report contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by the Company involve known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect the Company’s business and the accuracy of the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Common Stock Purchase Agreement, dated as of October 23, 2026, by and between the Company and Roth Principal Investments, LLC.
10.2*	Registration Rights Agreement, dated as of October 23, 2026, by and between the Company and Roth Principal Investments, LLC.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and attachments have been omitted. A copy of any omitted schedule or attachment will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026	TRAWS PHARMA, INC.

	By:	/s/ Charles Parker
Charles Parker
Chief Financial Officer